Addendum No. 2 to the
                 Underwriting Agreement Dated December 14, 2000
                      Between AmeriPrime Advisors Trust and
                       Unified Financial Securities, Inc.


     This Addendum No. 2 shall serve as an amendment to that certain Underwriting Agreement, dated as of December 14, 2000, and as amended by Addendum No. 1 (together, the "Agreement"), between Unified Financial Securities, Inc. ("Distributor") and AmeriPrime Advisors Trust (the "Trust"). Distributor, the Trust and the adviser listed below (the "Adviser") hereby acknowledge and agree that effective upon the execution of this Addendum No. 2, the following Fee Schedule shall apply with respect to the services provided by Distributor to the Trust and the portfolios thereof.

                                  FEE SCHEDULE

     For performing its services under this Agreement, the Adviser will pay a fee to the Distributor as set forth below for each portfolio within the Trust for which the Adviser serves as the investment adviser. The Adviser shall promptly reimburse the Distributor for any expenses incurred on behalf of such portfolios in the Trust for which the Adviser serves as the adviser, as set forth below.

     The fees contained herein shall be effective for twelve months from the execution date of this Addendum No. 2 to the Agreement. Thereafter, the fees may be changed by Distributor from time to time upon prior written notice to the Adviser. All fees shall be billed monthly and are payable upon receipt.

I  Standard Fees

$100.00 per month per portfolio

II  Additional Services

         - Sales literature & document review (including websites)              $75 per hour, plus NASD
                                                                                filing fees.

         - NASD and other filing fees                                           Pass thru

         - Annual Licensing and Compliance Fees                                 $500 per Registered Representative
           (of pre-approved RR's)                                               Site visits  charged as out of pocket expenses.

         - Travel Expenses and Out-of-Pockets                                   Pass thru

         - Other duties as agreed upon                                          Negotiable


     Other than as amended hereby, the Agreement shall remain in full force and effect. This Addendum No. 2 to the Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Trust, the Distributor and the Adviser have each executed this Addendum No. 2 to the Agreement as of the 19th day of January 2003.

                                          AMERIPRIME ADVISORS TRUST


                                          By: /s/ Carol J. Highsmith
                                             -----------------------

                                          Name:/s/ Carol J. Highsmith
                                             -----------------------


                                          Title: Asst. Secretary
                                             -----------------------

                                          UNIFIED FINANCIAL SECURITIES, INC.


                                          By: /s/ Stephen D. Highsmith Jr.
                                             -----------------------


                                          Name:/s/ Stephen D. Highsmith Jr.
                                             -----------------------

                                          Title: President & CEO
                                             -----------------------



                                          IRON FINANCIAL MANAGEMENT, INC.


                                          By:  /s/ Aaron B. Izenstark
                                             ------------------------


                                          Name:/s/ Aaron B. Izenstark
                                             ------------------------


                                          Title:__President___________

                             Addendum No. 2 to the
                 Underwriting Agreement Dated December 14, 2000
                      Between AmeriPrime Advisors Trust and
                       Unified Financial Securities, Inc.


     This Addendum No. 2 shall serve as an amendment to that certain Underwriting Agreement, dated as of December 14, 2000, and as amended by Addendum No. 1 (together, the "Agreement"), between Unified Financial Securities, Inc. ("Distributor") and AmeriPrime Advisors Trust (the "Trust"). Distributor, the Trust and the adviser listed below (the "Adviser") hereby acknowledge and agree that effective upon the execution of this Addendum No. 2, the following Fee Schedule shall apply with respect to the services provided by Distributor to the Trust and the portfolios thereof.

                                  FEE SCHEDULE

     For performing its services under this Agreement, the Adviser will pay a fee to the Distributor as set forth below for each portfolio within the Trust for which the Adviser serves as the investment adviser. The Adviser shall promptly reimburse the Distributor for any expenses incurred on behalf of such portfolios in the Trust for which the Adviser serves as the adviser, as set forth below.

     The fees contained herein shall be effective for twelve months from the execution date of this Addendum No. 2 to the Agreement. Thereafter, the fees may be changed by Distributor from time to time upon prior written notice to the Adviser. All fees shall be billed monthly and are payable upon receipt.

I  Standard Fees

$100.00 per month per portfolio

II  Additional Services

         - Sales literature & document review (including websites)              $75 per hour, plus NASD
                                                                                filing fees.

         - NASD and other filing fees                                           Pass thru

         - Annual Licensing and Compliance Fees                                 $500 per Registered Representative
           (of pre-approved RR's)                                               Site visits  charged as out of pocket expenses.

         - Travel Expenses and Out-of-Pockets                                   Pass thru

         - Other duties as agreed upon                                          Negotiable


     Other than as amended hereby, the Agreement shall remain in full force and effect. This Addendum No. 2 to the Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Trust, the Distributor and the Adviser have each executed this Addendum No. 2 to the Agreement as of the 1st day of January 2003.

                                          AMERIPRIME ADVISORS TRUST


                                          By: /s/ Carol J. Highsmith
                                             -----------------------

                                          Name:/s/ Carol J. Highsmith
                                             -----------------------


                                          Title: Asst. Secretary
                                             -----------------------

                                          UNIFIED FINANCIAL SECURITIES, INC.


                                          By: /s/ Stephen D. Highsmith Jr.
                                             -----------------------


                                          Name:/s/ Stephen D. Highsmith Jr.
                                             -----------------------

                                          Title: President & CEO
                                             -----------------------



                                          ROOSEVELT INVESTMENT GROUP


                                          By:  /s/ Arthur Sheer
                                             ------------------------


                                          Name:/s/ Arthur Sheer
                                             ------------------------


                                          Title:__President___________

                              Addendum No. 2 to the
                 Underwriting Agreement Dated December 14, 2000
                      Between AmeriPrime Advisors Trust and
                       Unified Financial Securities, Inc.


     This Addendum No. 2 shall serve as an amendment to that certain Underwriting Agreement, dated as of December 14, 2000, and as amended by Addendum No. 1 (together, the "Agreement"), between Unified Financial Securities, Inc. ("Distributor") and AmeriPrime Advisors Trust (the "Trust"). Distributor, the Trust and the adviser listed below (the "Adviser") hereby acknowledge and agree that effective upon the execution of this Addendum No. 2, the following Fee Schedule shall apply with respect to the services provided by Distributor to the Trust and the portfolios thereof.

                                  FEE SCHEDULE

     For performing its services under this Agreement, the Adviser will pay a fee to the Distributor as set forth below for each portfolio within the Trust for which the Adviser serves as the investment adviser. The Adviser shall promptly reimburse the Distributor for any expenses incurred on behalf of such portfolios in the Trust for which the Adviser serves as the adviser, as set forth below.

     The fees contained herein shall be effective for twelve months from the execution date of this Addendum No. 2 to the Agreement. Thereafter, the fees may be changed by Distributor from time to time upon prior written notice to the Adviser. All fees shall be billed monthly and are payable upon receipt.

I  Standard Fees

$100.00 per month per portfolio

II  Additional Services

         - Sales literature & document review (including websites)              $75 per hour, plus NASD
                                                                                filing fees.

         - NASD and other filing fees                                           Pass thru

         - Annual Licensing and Compliance Fees                                 $500 per Registered Representative
           (of pre-approved RR's)                                               Site visits  charged as out of pocket expenses.

         - Travel Expenses and Out-of-Pockets                                   Pass thru

         - Other duties as agreed upon                                          Negotiable


     Other than as amended hereby, the Agreement shall remain in full force and effect. This Addendum No. 2 to the Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Trust, the Distributor and the Adviser have each executed this Addendum No. 2 to the Agreement as of the 11th day of June 2003.

                                          AMERIPRIME ADVISORS TRUST


                                          By: /s/ Carol J. Highsmith
                                             -----------------------

                                          Name:/s/ Carol J. Highsmith
                                             -----------------------


                                          Title: Asst. Secretary
                                             -----------------------

                                          UNIFIED FINANCIAL SECURITIES, INC.


                                          By: /s/ Stephen D. Highsmith Jr.
                                             -----------------------


                                          Name:/s/ Stephen D. Highsmith Jr.
                                             -----------------------

                                          Title: President & CEO
                                             -----------------------



                                          WERTZ YORK CAPITAL MANAGEMENT
                                          GROUP, LLC


                                          By:  /s/ Mitchell P. York
                                             ------------------------


                                          Name:/s/ Mitchell P. York
                                             ------------------------


                                          Title:__President___________

                              Addendum No. 2 to the
                 Underwriting Agreement Dated December 14, 2000
                      Between AmeriPrime Advisors Trust and
                       Unified Financial Securities, Inc.


     This Addendum No. 2 shall serve as an amendment to that certain Underwriting Agreement, dated as of December 14, 2000, and as amended by Addendum No. 1 (together, the "Agreement"), between Unified Financial Securities, Inc. ("Distributor") and AmeriPrime Advisors Trust (the "Trust"). Distributor, the Trust and the adviser listed below (the "Adviser") hereby acknowledge and agree that effective upon the execution of this Addendum No. 2, the following Fee Schedule shall apply with respect to the services provided by Distributor to the Trust and the portfolios thereof.

                                  FEE SCHEDULE

     For performing its services under this Agreement, the Adviser will pay a fee to the Distributor as set forth below for each portfolio within the Trust for which the Adviser serves as the investment adviser. The Adviser shall promptly reimburse the Distributor for any expenses incurred on behalf of such portfolios in the Trust for which the Adviser serves as the adviser, as set forth below.

     The fees contained herein shall be effective for twelve months from the execution date of this Addendum No. 2 to the Agreement. Thereafter, the fees may be changed by Distributor from time to time upon prior written notice to the Adviser. All fees shall be billed monthly and are payable upon receipt.

I  Standard Fees

$100.00 per month per portfolio

II  Additional Services

         - Sales literature & document review (including websites)              $75 per hour, plus NASD
                                                                                filing fees.

         - NASD and other filing fees                                           Pass thru

         - Annual Licensing and Compliance Fees                                 $500 per Registered Representative
           (of pre-approved RR's)                                               Site visits  charged as out of pocket expenses.

         - Travel Expenses and Out-of-Pockets                                   Pass thru

         - Other duties as agreed upon                                          Negotiable


     Other than as amended hereby, the Agreement shall remain in full force and effect. This Addendum No. 2 to the Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Trust, the Distributor and the Adviser have each executed this Addendum No. 2 to the Agreement as of the 1st day of January 2003.

                                          AMERIPRIME ADVISORS TRUST


                                          By: /s/ Carol J. Highsmith
                                             -----------------------

                                          Name:/s/ Carol J. Highsmith
                                             -----------------------


                                          Title: Asst. Secretary
                                             -----------------------

                                          UNIFIED FINANCIAL SECURITIES, INC.


                                          By: /s/ Stephen D. Highsmith Jr.
                                             -----------------------


                                          Name:/s/ Stephen D. Highsmith Jr.
                                             -----------------------

                                          Title: President & CEO
                                             -----------------------



                                         NASHVILLE CAPITAL CORPORATION


                                          By:  /s/ Larry Catlett
                                             ------------------------


                                          Name:/s/ Larry Catlett
                                             ------------------------


                                          Title:_Managing Principal__